UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION
CASE NAME: Trinity Energy Resources, Inc.	Petition Date: 01/31/03

CASE NUMBER : 03-31453-H3-11

TRUSTEE'S MONTHLY OPERATING REPORT SUMMARY FOR SEPTEMBER 2004

MONTH	JANUARY	FEBRUARY	MARCH	APRIL	MAY	JUNE	JULY	AUGUST	SEPT
REVENUES (MOR-6)	13,119	16,647	15,287	11,564	22,070	23,413	33,495	19,820	33,775
INCOME BEFORE INT, DEPREC./TAX (MOR-6)	9,783	12,798	12,155	(594)	9,717	12,222	15,743	15,043	19,114
NET INCOME (LOSS) (MOR-6)	8,283	12,000	11,344	(2,094)	9,710	11,222	14,243	14,043	18,114
PAYMENTS TO INSIDERS (MOR-9)	0	0	0	0	0	0	0	0	0
PAYMENTS TO PROFESSIONALS (MOR-9)	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENT (MOR-8)	10,947	2,976	4,381	8,348	19,034	4,689	9,293	16,843	9,426

*** The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED AS OF THE SIGNATURE DATE EXP DATE
CASUALTY YES( ) NO( ) LIABILITY YES( X ) NO( ) 10-01-03 VEHICLE YES( ) NO( ) WORKERS * YES( ) NO(X ) __-__-__ *SEE ATTACHED CERTIFICATES FOR COVERAGE INFORMATION.

ATTORNEY NAME: Elizabeth M Guffy FIRM: Dewey Ballantine LLP ADDRESS: 700 Louisiana ADDRESS: Suite 1900 CITY, STATE, ZIP: Houston, TX 77002 TELEPHONE: 713-445-1500

Are all accounts receivable being collected with in terms?		☑Yes ☐No
Are all post-petition liabilities, including taxes being paid within terms?			☑Yes ☐No
Have any pre-petition liabilities been paid?	☐Yes ☑No	If so, describe

Are all funds received being deposited into Trustee's bank accounts?		☑Yes ☐No
Were any assets disposed of outside the normal course of business?		☐Yes ☑No
If so, describe
Are all U.S. Trustee Quarterly Fee Payments current?		☑Yes ☐No
What is the status of your Plan of Reorganization?	The Trustee is in the process of formulating a plan of reorganization.

I certify under penalty of perjury that the following complete
Monthly Operating Report (MOR), consisting of MOR-1 through
MOR-9 plus attachments, is true and correct based on the records available to the Trustee.

SIGNED	Miles D. Harper III C.P.A.

TITLE

MOR-1

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER : 03-31453-H3-11

COMPARATIVE BALANCE SHEETS
ASSETS	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE	MONTH JULY	MONTH AUGUST	MONTH SEPT
CURRENT ASSETS
Cash	99,136	110,238	122,184	132,846	137,890	160,293	176,783	173,204	204,787
Accounts Receivable, Net	57,393	60,163	59,562	51,553	50,062	46,195	53,178	59,730	52,496
Inventory: Lower of Cost or Market	30,833	30,833	30,833	30,833	30,833	30,833	30,833	30,833	30,833
Prepaid Expenses
Investments Certificate of Deposit
Other	14,409	14,409	14,409	14,409	14,409	14,409	14,409	14,409	14,409
TOTAL CURRENT ASSETS	201,771	215,643	226,988	229,641	233,194	251,730	275,203	278,176	302,525
PROPERTY, PLANT @ EQUIPMENT @ COST	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813
Less Accumulated Depreciation	(252,883)	(253,883)	(254,883)	(255,883)	(256,883)	(257,883)	(258,883)	(259,883)	(260,883)
NET BOOK VALUE OF PP&E	759,930	758,930	757,930	756,930	755,930	754,930	753,930	752,930	751,930
OTHER ASSETS:
1. Tax Deposits
2. Investments in Subs
3. Bonds, CD's	69,342	69,342	69,342	69,342	69,342	69,342	69,342	69,342	69,342
Long Term portion
4. Note Receivable	12,050	12,050	12,050	12,050	12,050	12,050	12,050	12,050	12,050
TOTAL ASSETS	1,043,093	1,055,965	1,066,309	1,067,962	1,070,515	1,088,051	1,110,524	1,112,497	1,135,846

MOR-2	Per Schedules and Statements of Affairs

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER : 03-31453-H3-11

COMPARATIVE BALANCE SHEETS
LIABILITIES AND OWNER' EQUITY	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE	MONTH JULY	MONTH AUGUST	MONTH SEPT
LIABILITIES:
POST -PETITION LIABILITIES (MOR-4)	46,214	47,087	46,087	49,834	42,677	48,992	57,222	45,152	50,387
PRE-PETITION LIABILITIES
Notes Payable-Secured	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000
Priority Debt	107,457	107,457	107,457	107,457	107,457	107,457	107,457	107,457	107,457
Federal Income Tax
FICA/Withholding
Unsecured Debt	790,499	790,499	790,499	790,499	790,499	790,499	790,499	790,499	790,499
Other	484,344	484,344	484,344	484,344	484,344	484,344	484,344	484,344	484,344
TOTAL PRE-PETITION LIABILITIES
TOTAL LIABILITIES	1,678,514	1,679,387	1,678,387	1,682,134	1,674,977	1,681,292	1,689,522	1,677,452	1,682,687
OWNER'S EQUITY (DEFICIT)
PREFERRED STOCK	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000
COMMON STOCK	91,807	91,807	91,807	91,807	91,807	91,807	91,807	91,807	91,807
ADDITIONAL PAID IN CAPITAL	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349
RETAINED EARNINGS: FILING DATE
RETAINED EARNINGS: POST FILING DATE	(15,115,655)	(15,103,656)	(15,092,312)	(15,094,406)	(15,084,696)	(15,073,475)	(15,059,232)	(15,045,189)	(15,027,075)
DIFFERENCE IN DEBTOR RETAINED EARNINGS	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)
TOTAL OWNER'S EQUITY (NET WORTH)	(635,421)	(623,422)	(612,078)	(614,172)	(604,462)	(593,241)	(578,998)	(564,955)	(546,841)
TOTAL LIABILITIES & OWNER'S EQUITY	1,043,093	1,055,965	1,066,309	1,067,962	1,070,515	1,088,051	1,110,524	1,112,497	1,135,846

MOR-3	Per Schedules and Statements of Affairs

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER : 03-31453-H3-11

SCHEDULE OF POST-PETITION LIABILITIES
	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE	MONTH JULY	MONTH AUGUST	MONTH SEPT
TRADE ACCOUNTS PAYABLE	19,982	20,855	19,855	23,602	16,445	22,760	30,990	18,920	24,155
TAX PAYABLE:
Federal Payroll Tax	2,969	2,969	2,969	2,969	2,969	2,969	2,969	2,969	2,969
State Payroll & Sales
Ad Valorem Taxes
Other Taxes	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
Other
TOTAL TAXES PAYABLE	4,969	4,969	4,969	4,969	4,969	4,969	4,969	4,969	4,969
SECURED DEBT POST PETITION-BANK LINE OF CREDIT
ACCRUED DIVIDENDS & INTEREST PAYABLE	10,232	10,232	10,232	10,232	10,232	10,232	10,232	10,232	10,232
*ACCRUED PROFESSIONAL FEES:
OTHER ACCRUED LIABILITIES:
1. Salary payable to officer	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500
2. Royalty Payable	3,531	3,531	3,531	3,531	3,531	3,531	3,531	3,531	3,531
3. Maintenance assessments to Greenway Council of Owners.
TOTAL POST PETITION LIABILITIES (MOR-3)	46,214	47,087	46,087	49,834	42,677	48,992	57,222	45,152	50,387

*Payment Requires Court Approval

MOR-4

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER : 03-31453-H3-11

AGING OF POST-PETITION LIABILITIES
MONTH SEPTEMBER 2004
DAYS	TOTAL	TRADE ACCTS	FED TAXES	STATE TAXES	AD VALOREM, OTHER TAXES	OTHER
0-30	8,236	8,236
31-60	0
61-90	0
91+	42,151	15,919	2,969		2,000	21,263
TOTAL	50,387	24,155	2,969		2,000	21,263

AGING OF ACCOUNTS RECEIVABLE

MONTH	JANUARY	FEBRUARY	MARCH	APRIL	MAY	JUNE	JULY	AUGUST	SEPT
0-30 DAYS	13,118	15,888	15,287	7,278	5,787	1,920	8,903	15,455	8,221
31-60 DAYS
61-90 DAYS
91+ DAYS	44,275	44,275	44,275	44,275	44,275	44,275	44,275	44,275	44,275
TOTAL	57,393	60,163	59,562	51,553	50,062	46,195	53,178	59,730	52,496

MOR-5

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER : 03-31453-H3-11

STATEMENT OF INCOME (LOSS)
MONTH	JANUARY	FEBRUARY	MARCH	APRIL	MAY	JUNE	JULY	AUGUST	SEPT

REVENUES (MOR-1)	13,119	16,647	15,287	11,564	22,070	23,413	33,495	19,820	33,775
TOTAL COST OF REVENUES	3,336	3,849	3,132	12,158	12,353	11,191	17,752	4,777	12,309
GROSS PROFIT	9,783	12,798	12,155	(594)	9,717	12,222	15,743	15,043	21,466
OPERATING EXPENSES
Selling & Marketing
General & Administrative (2)									2,352
Insider Compensation
Professional Fees (1)
Other (attach list)

TOTAL OPERATING EXPENSES	0	0	0	0	0	0	0	0	2,352
INCOME BEFORE INT, DEPR/TAX (MOR-1)	9,783	12,798	12,155	(594)	9,717	12,222	15,743	15,043	19,114
INTEREST EXPENSE
DEPRECIATION	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000
OTHER (INCOME) EXPENSE*	500	(202)	(189)	500	(993)		500
OTHER ITEMS**
TOTAL INT, DEPR & OTHER ITEMS	1,500	798	811	1,500	7	1,000	1,500	1,000	1,000
NET INCOME BEFORE TAXES	8,283	12,000	11,344	(2,094)	9,710	11,222	14,243	14,043	18,114
FEDERAL INCOME TAXES
NET INCOME (LOSS) (MOR-1)	8,283	12,000	11,344	(2,094)	9,710	11,222	14,243	14,043	18,114
Accrual Accounting Required, Otherwise Footnote With Explanation

* Footnote Mandatory

**Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote

1. January Other Expense - U S Trustee fees.

2. Feb Other Income - Refunds from WOGC, TWC (see MOR 7 footnotes)

3. Mar Other Income - Refunds from IREA (439) less Trustee Bond fee (250)

4. April Other Expense - U S Trustee fees.

5. May Other Income - AT&T Refund

MOR-6

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER : 03-31453-H3-11

CASH RECEIPTS AND DISBURSEMENTS	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE	MONTH JULY	MONTH AUGUST	MONTH SEPT
1. CASH - BEGINNING OF MONTH	99,943	99,136	110,239	122,184	132,846	137,890	160,294	176,783	173,204
RECEIPTS
2. CASH SALES
3. COLLECTION OF ACCOUNTS RECEIVABLE	10,140	13,877	16,327	19,010	23,085	27,093	25,783	13,264	41,009
4. LOANS AND ADVANCES (attach list)
5. SALE OF ASSETS (1)
6. OTHER (attach list)		202			993
TOTAL RECEIPTS	10,140	14,079	16,326	19,010	24,078	27,093	25,783	13,264	41,009
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS
7. NET PAYROLL
8. PAYROLL TAXES PAID
9. SALES, USE, & OTHER TAXES PAID	56		137					1,761
10. SECURED / RENTAL / LEASES (1)
11. UTILITIES	139	536	533	549	513	526	402	551	613
12. INSURANCE
13. INVENTORY PURCHASES
14. VEHICLE EXPENSES
15. TRAVEL & ENTERTAINMENT
16. REPAIRS, MAINTENANCE & SUPPLIES	10,252	2,440	3,711	7,049	18,521	4,163	8,392	14,531	6,623
17. ADMINISTRATIVE & SELLING				250					2,190
18. OTHER (attach list) *
TOTAL DISBURSEMENTS FROM OPERATIONS	10,447	2,976	4,381	7,848	19,034	4,689	8,794	16,843	9,426
19. PROFESSIONAL FEES
20. U.S. TRUSTEE FEES	500			500			500
21. OTHER REORGANIZATION EXPENSES (attach list)
TOTAL DISBURSEMENTS	10,947	2,976	4,381	8,348	19,034	4,689	9,294	16,843	9,426
22. NET CASH FLOW	(807)	11,103	11,945	10,662	5,044	22,404	16,489	(3,579)	31,583
23. CASH - END OF MONTH (MOR-2)	99,136	110,239	122,184	132,846	137,890	160,294	176,783	173,204	204,787

FEB - OTHER INCOME INCLUDES REFUNDS FROM WOGC ($175) AND TWC ($27)
MAY OTHER INCOME - AT&T REFUND

MOR-7	* Applies to individual debtor's only.

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER : 03-31453-H3-11

CASH ACCOUNTS RECONCILIATION
MONTH OF SEPTEMBER 2004

	COMPASS BANK		COMPASS BANK	PREFERRED BANK
ACCOUNT NUMBER	#77657223		#77657258
ACCOUNT TYPE	CHECKING	PAYROLL	TAX	OTHER FUNDS	TOTAL
BANK BALANCE	194,209		47		194,256
DEPOSIT IN TRANSIT	16,029				16,029
OUTSTANDING CHECKS	5,498		0		5,498
ADJUSTED BANK BALANCE	204,740		47		204,787

BEGINNING CASH -PER BOOKS	173,157		47		173,204
RECEIPTS	41,009		0		41,009
TRANSFERS BETWEEN ACCT	0		0		0
WITHDRAWAL CONTRIBUTIONS-BY INDIVIDUAL DEBTOR MFR-2	0		0		0
CHECKS/ OTHERS DISBURSEMENTS	9,426		0		9,426
ENDING CASH -PER BOOKS	204,740	0	47		204,787

MOR-8

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER : 03-31453-H3-11

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)
INSIDERS: NAME/POSITION/COMP TYPE	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE	MONTH JULY	MONTH AUGUST	MONTH SEPT
1
2.
3.
4.
5.
6.
TOTAL INSIDERS (MOR-1)	0	0	0	0	0	0	0	0	0

PROFESSIONALS NAME/ORDER DATE	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE	MONTH JULY	MONTH AUGUST	MONTH SEPT

TOTAL PROFESSIONALS (MOR-1)	0	0	0	0	0	0	0	0	0

MOR-9